UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

DATADOG, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39051	27-2825503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 8th Avenue, 45th Floor, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 329-4466

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.00001 per share	DDOG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Shareholders.

On April 21, 2026, at a special meeting of stockholders (the “Special Meeting”) of Datadog, Inc. (the “Company”), the stockholders of the Company approved a proposal to redomicile the Company (the “Redomiciliation”) from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) by means of a plan of conversion (the “Plan of Conversion”) and adopted the resolutions of the board of directors of the Company approving the Redomiciliation, as described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2026 (the “Proxy Statement”).

On April 21, 2026, the Company effected the Redomiciliation pursuant to the Plan of Conversion by filing (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) articles of conversion with the Nevada Secretary of State and (iii) articles of incorporation with the Nevada Secretary of State (the “Nevada Charter”). The Company also adopted new bylaws (the “Nevada Bylaws”) in connection with the Redomiciliation.

At 11:59 p.m., Eastern Time, on April 21, 2026 (the “Effective Time”):

•	the Company’s domicile changed from the State of Delaware to the State of Nevada;

•	the internal affairs of the Company ceased to be governed by the laws of the State of Delaware and instead became governed by the laws of the State of Nevada; and

•

the Company ceased to be governed by the Company’s existing amended and restated certificate of incorporation and amended bylaws and instead became governed by the Nevada Charter and the Nevada Bylaws.

The Redomiciliation did not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Redomiciliation). The Redomiciliation did not adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Redomiciliation. In connection with the Redomiciliation, the Company also entered into a new indemnification agreement with each of its officers and directors in the form filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

At the Effective Time, each outstanding share of Class A common stock, par value $0.00001 per share, of the Delaware Corporation (the “Delaware Corporation Class A Common Stock”) became one outstanding share of Class A common stock, par value $0.00001 per share, of the Nevada Corporation (the “Nevada Corporation Class A Common Stock”), and each outstanding share of Class B common stock, par value $0.00001 per share, of the Delaware Corporation (the “Delaware Corporation Class B Common Stock”) became one outstanding share of Class B common stock, par value $0.00001 per share, of the Nevada Corporation (the “Nevada Corporation Class B Common Stock”).

Stockholders are not required to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively. At the Effective Time, each outstanding stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or any instrument to convert into or exchange for, or based on the value of, Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock, as applicable, became a stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or any instrument to convert into or exchange for, or based on the value of, the same amount of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, under the same terms and conditions. The Nevada Corporation Class A Common Stock continues to be traded on the NASDAQ Global Select Market under the symbol “DDOG”.

As described in the Proxy Statement, certain rights of the Company’s stockholders were changed as a result of the Redomiciliation. A more detailed description of the Plan of Conversion, the Nevada Charter, the Nevada Bylaws and the effects of the Redomiciliation is set forth in the Proxy Statement under “Proposal—Approval of the Redomiciliation of the Company from the State of Delaware to the State of Nevada by Conversion,” which description is incorporated herein by reference. Copies of the Plan of Conversion, the Nevada Charter and the Nevada Bylaws are filed as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required, the information set forth above under Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on April 21, 2026. In accordance with the Company’s amended and restated certificate of incorporation as then in effect, the Company’s Class A stockholders were entitled to one vote per share and the Company’s Class B stockholders were entitled to ten votes per share. The stockholders considered the proposal to redomicile the Company from the State of Delaware to the State of Nevada by conversion at the Special Meeting, which is described in more detail in the Proxy Statement. The final results for the votes regarding the proposal are set forth below.

The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the proposal to redomicile the Company from the State of Delaware to the State of Nevada by conversion. The votes regarding this proposal were as follows:

For	Against	Abstain
332,195,858	199,605,477	351,779

Item 8.01	Other Events.

A legal opinion of Brownstein Hyatt Farber Schreck, LLP regarding the validity of certain shares of the Company’s common stock under Nevada law is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statements on Form S-8 (File Nos. 333-233903, 333-237176, 333-254229, 333-270280 and 333-285819), filed with the SEC on September 23, 2019, March 13, 2020, March 12, 2021, March 3, 2023, and March 14, 2025, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Plan of Conversion of Datadog, Inc.

3.1	Articles of Incorporation of Datadog, Inc.

3.2	Bylaws of Datadog, Inc.

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.

10.1	Form of Indemnification Agreement between Datadog, Inc., and its directors and officers.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2026

DATADOG, INC.
(Registrant)

By:	/s/ Kerry Acocella
	Name:	Kerry Acocella
	Title:	General Counsel and Secretary